EXHIBIT 10.1

STOCKERYALE, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the " Agreement ") is made and entered into as of February 20, 2004, by and among StockerYale, Inc., a Massachusetts corporation (the " Company "), and Laurus Master Fund, Ltd. (the " Purchaser ").

RECITALS

Whereas , the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (" Regulation D ") as promulgated by the United States Securities and Exchange Commission (the " SEC ") under the Securities Act of 1933, as amended (the " 1933 Act ");

Whereas , the Company desires to sell and the Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) a secured convertible note of the Company substantially in the form attached as Exhibit A in the principal amount of $4,000,000 (together with any secured convertible notes issued in exchange therefor or replacement thereof in accordance with the terms thereof, the " Note ") and (ii) a warrant substantially in the form attached as Exhibit B (the " Warrant ") to acquire 700,000 shares of the Company’s common stock (the " Warrant Shares ");

Whereas , the Note shall be convertible into shares of the Company's common stock (the " Conversion Shares "), in accordance with the terms of the Note (the Note, the Warrant, the Conversion Shares and the Warrant Shares are referred to herein collectively as the " Securities "); and

Whereas , contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached as Exhibit C (the " Registration Rights Agreement ") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

AGREEMENT

NOW, THEREFORE , in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF NOTE AND WARRANT.

1.1    Purchase of Note and Warrant . Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Note and the Warrant. The purchase price (the " Purchase Price ") of the Note and the Warrant at the closing (the " Closing ") shall be equal to $1.00 for each $1.00 of principal amount of the Note purchased (representing an aggregate Purchase Price of $4,000,000).

1.2    The Closing Date . The date and time of the Closing (the " Closing Date ") shall be at such time and place as is mutually agreed to by the Company and the Purchaser, subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 5 and 6.

1.3    Form of Payment . Pursuant to a Funds Escrow Agreement (the " Funds Escrow Agreement "), on the Closing Date, (i) the Purchaser shall pay the Purchase Price to the Company for the Note and the Warrant by wire transfer of immediately available funds in accordance with the Company's written wire instructions, less any amount withheld for expenses and other payments pursuant to Section 4.16, and (ii) the Company shall deliver to the Purchaser, the Note representing the principal amount of the Note that the Purchaser is then purchasing hereunder along with the Warrant, duly executed on behalf of the Company and registered in the name of the Purchaser or its designee.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below except as disclosed in the Company’s filings under the Securities Exchange Act of 1934 (collectively, the " Exchange Act Filings "), or the Schedules hereto.

2.1    Organization, Good Standing and Qualification . The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business and in good standing in each other jurisdiction in which the ownership or leasing of its properties or the nature of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, " Material Adverse Effect " means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company, or on the transactions contemplated hereby, or by the other Offering Documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Offering Documents..

2.2    Subsidiaries . Schedule 2.2 hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary (that is a corporation) have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

2.3    Capitalization; Voting Rights .

(a)    The authorized capital stock of the Company, as of December 31, 2003, consists of (i) no shares of preferred stock, and (ii) 100,000,000 shares of common stock, par value $.01 per share (the " Common Stock "), 17,321,076 shares of which are issued and outstanding.

(b)    Except as disclosed on Schedule 2.3, other than (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Transaction Documents, there are no outstanding options, warrants, rights (including preemptive rights and rights of first refusal) to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company (such Schedule 2.3 shall provide the exercise or conversion term, exercise or conversion price, vesting period, holders of such options, warrants or convertible securities and the amount granted or issued to each holder). There exists no proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Neither the offer, issuance or sale of any of the Note or Warrant, or the issuance of any of the Conversion Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c)    All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) together with the offer and sale of all convertible securities, rights, warrants, or options of the Company were issued in compliance with all applicable state and federal laws concerning the issuance of securities, and no stockholder has a right of rescission or damages against the Company with respect thereto.

(d)    The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Articles of Organization, as amended to date (the " Charter "). The Conversion Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however , that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed, except to the extent that such restrictions shall be eliminated by virtue of the Registration Rights Agreement.

(e)    No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company, including the transactions contemplated hereunder.

2.4    Authorization; Binding Obligations . All corporate action on the part of the Company necessary for the authorization of this Agreement, the Note, the Warrant, the Registration Rights Agreement, the Funds Escrow Agreement and the Security Agreement (collectively, the " Transaction Documents "), the performance of all obligations of the Company hereunder at the applicable Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing and no further consent or authorization of the Company, its board of directors or stockholders is required. This Agreement and the other Transaction Documents, when executed and delivered and to the extent that the Company is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies. The sale of the Note and the subsequent conversion of the Note into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The Note and the Warrant, when executed and delivered in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms.

2.5    Liabilities . The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business (whether or not arising before or after the date of the Company’s most recent Exchange Act Filing) and liabilities disclosed in the Company’s most recent Exchange Act Filing.

2.6    Agreements; Action . Except as set forth on Schedule 2.6:

(a)    There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b)    The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $250,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $150,000 in the aggregate, (iii) made any loans or advances to any person or entity in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. Neither the Company nor any subsidiary is in default with respect to any indebtedness.

(c)    For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

2.7    Obligations to Related Parties . There are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company) and (d) obligations listed in the Company’s financial statements or disclosed in any of its Exchange Act Filings. Except as described above or set forth on Schedule 2.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on Schedule 2.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.8    Changes . Since September 30, 2003, except as disclosed in any Schedule to this Agreement or to any of the other Transaction Documents, there has not been:

(a)    Any change in the assets, liabilities, financial condition, or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

(b)    Any resignation or termination of any officer, key employee or group of employees of the Company;

(c)    Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)    Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of the Company;

(e)    Any waiver by the Company of a valuable right or of a material debt owed to it;

(f)    Any direct or indirect material loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

(g)    Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(h)    Any declaration or payment of any dividend or other distribution of the assets of the Company;

(i)    Any labor organization activity related to the Company;

(j)    Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k)    Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(l)    Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company;

(m)    Any other event or condition of the character that, either individually or cumulatively, has or could reasonably be expected to materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company; or

(n)    Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

2.9    Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, (c) those that have otherwise arisen in the ordinary course of business and (d) those set forth on Schedule 2.9. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.10    Intellectual Property.

(a)    The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the " Intellectual Property "), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

(b)    Except as set forth on Schedule 2.10(b), the Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

(c)    The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

2.11    Compliance with Other Instruments . The Company is not in violation or default of any term of its Charter or its bylaws as currently in effect (the " Bylaws "), or of any material provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement and the other Transaction Documents to which it is a party, and the issuance and sale of the Note and Warrant by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.12    Litigation . There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any subsidiary that prevents the Company to enter into this Agreement or the other Transaction Documents, or to consummate the transactions contemplated hereby or thereby. Except as set forth on Schedule 2.12 hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary of the Company or any of their respective properties or assets which individually or in the aggregate would have a Material Adverse Effect. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

2.13    Tax Returns and Payments . The Company has timely filed all tax returns (federal, state and local) required to be filed by it of which the failure to file would have a material adverse effect. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

2.14    Employees . The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

2.15    Registration Rights and Voting Rights . Except as listed on Schedule 2.15, the Company is presently not under any obligation, and has not granted any rights, or a party to any agreement, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued that have not been satisfied. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting or transfer of any equity securities of the Company.

2.16    Compliance with Laws; Permits . To its knowledge, the Company is not in violation in any material respect of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties or financial condition of the Company.

2.17    Environmental and Safety Laws . Except as described on Schedule 2.17, (a) The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation and (b) no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, " Hazardous Materials " shall mean (a) materials which are listed or otherwise defined as " hazardous " or " toxic " under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

2.18    Valid Offering . Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the 1933 Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

2.19    Full Disclosure . The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant. Neither this Agreement, the exhibits and schedules hereto, the other Transaction Documents nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable. As of the date hereof no facts have come to the attention of the Company that would, in its opinion, require the Company to revise or amplify in any material respect the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

2.20    Insurance . The Company has general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company in the same or similar business.

2.21    SEC Reports . The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the " Exchange Act ") and the Company has timely filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 , (ii) its Quarterly Report on Form 10-Q for the fiscal quarters ended June 30, 2003 and September 30, 2003 and (iii) its Proxy Statement filed with the SEC on April 16, 2003 (collectively, the " SEC Reports "). The Company is eligible to file a registration statement on Form S-3 with the SEC for the purpose of registering the resale of its securities. Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (" GAAP ") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.22    No Market Manipulation . The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of any of the Securities being offered hereby or affect the price at which any of the Securities being offered hereby may be issued.

2.23    Listing . The Company's Common Stock is listed for trading on the Nasdaq National Market and satisfies all requirements for the continuation of such listing. The Company has not received any written notice that its Common Stock will be delisted from the Nasdaq National Market or that the Common Stock and the Company do not meet all requirements for the continuation of such listing.

2.24    No Integrated Offering . Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the 1933 Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

2.25    Stop Transfer . The Securities are restricted securities as of the date of this Agreement. The Company will agree to promptly cause to be removed any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are resold if such securities are registered for public sale, whether as a result of the Registration Rights Agreement or otherwise, or an exemption from registration is available and the conditions for use thereof are satisfied, except as required by federal securities laws.

2.26    Dilution . The Company understands the nature of the Securities being sold hereby and recognizes that they may have a potential dilutive effect. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

2.27    Material Agreements . There is no agreement that has not been filed with the SEC as an exhibit to a registration statement or other applicable form the breach of which could reasonably be expected to have a material adverse effect as to the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

2.28    ERISA . Based upon the Employee Retirement Income Security Act of 1974 (" ERISA "), and the regulations and published interpretations thereunder: (i) the Company has not engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, as amended; (ii) the Company has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans; (iii) the Company does not have any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) the Company does not have any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than Companies’ employees; and (v) the Company has not withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

2.29    Solvency . After taking into account the proceeds received by the Company, from the transactions contemplated hereby, the Company is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which such Company is about to engage and the fair saleable value of its assets (calculated on a going concern basis) is in excess of the amount of its liabilities.

3.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company as follows:

3.1    Requisite Power and Authority . The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Transaction Documents and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Transaction Documents have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

3.2    Investment Representations . The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the 1933 Act based in part upon the Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company’s business, management and financial affairs and the terms and conditions of the offering and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

3.3    Purchaser Bears Economic Risk . The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the 1933 Act, or (ii) an exemption from registration is available.

3.4    Acquisition for Own Account . The Purchaser is acquiring the Note and the Warrant its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

3.5    Purchaser Can Protect Its Interest . The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the other Transaction Documents. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the other Transaction Documents. Notwithstanding anything in this Agreement to the contrary, the Purchaser acknowledges that the Company’s fiscal year ended on December 31, 2003 and that the Company has not yet completed an audit of its financial results for that fiscal year or released its financial results for such period. The Purchaser understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth on Schedule 3.5 attached hereto.

3.6    Accredited Investor . The Purchaser represents that it is an accredited investor within the meaning of Regulation D.

3.7    Legends .

(a)    The Conversion Shares and the Warrant Shares, except as provided in Section 4.17, shall bear a legend which shall be in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STOCKERYALE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(b)    The Warrant shall bear substantially the following legend:

"THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STOCKERYALE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

3.8    Market Manipulation. The Purchaser has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of any of the Securities being offered hereby or affect the price at which any of the Securities being offered hereby may be issued. Notwithstanding the foregoing, nothing contained herein shall limit or be deemed in any manner whatsoever to limit any Purchaser hedging transactions following payment in full of the Note.

4.    COVENANTS OF THE COMPANY.

The Company covenants and agrees with the Purchaser as follows:

4.1    Stop-Orders . The Company will advise the Purchaser, promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

4.2    Listing . The Company will use commercially reasonable efforts to maintain the listing of its Common Stock on the Nasdaq Stock Market (including the Nasdaq SmallCap Market and the Nasdaq OTC Bulletin Board, but excluding the pink and yellow sheets), American Stock Exchange or New York Stock Exchange (a " Principal Market "), and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (" NASD ") and such exchanges, as applicable. The Company will provide the Purchaser copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

4.3    Market Regulations . The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

4.4    Reporting Requirements . The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Within fifteen (15) days after the end of each month, the Company will deliver to the Purchaser unaudited trial balances as at the end of such month.

4.5    Use of Funds . The Company agrees that it will use the proceeds of the sale of the Note and Warrant for general corporate purposes and the purposes set forth on Schedule 4.5 hereto and will not use any of such proceeds to repay any indebtedness of the Company (other than trade payables in the ordinary course) to any current executive officers, directors or principal stockholders of the Company.

4.6    Access to Facilities . The Company will permit any representatives designated by the Purchaser (or any transferee of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to (a) visit and inspect any of the properties of the Company, (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom and (c) discuss the affairs, finances and accounts of any such corporations with the directors, officers and independent accountants of the Company.

4.7    Offering Restrictions . Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company; or equity or debt issued in connection with an acquisition of a business or assets by the Company; or the issuance by the Company of stock in connection with the establishment of a joint venture partnership or licensing arrangement (these exceptions hereinafter referred to as the " Excepted Issuances "), the Company will not issue any securities with a variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e., common stock subject to a registration statement) prior to the full repayment or conversion of the Note. For the avoidance of doubt, the parties acknowledge and agree that the inclusion of customary antidilution provisions in securities will not constitute a variable/floating rate conversion feature.

4.8    Insurance . The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar business similarly situated as the Company and to the extent available on commercially reasonable terms.

4.9    Intellectual Property; Corporate Existence . The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

4.10    Financial Information . The Company agrees to send the following to the Purchaser: (i) unless the following are filed with the SEC through EDGAR and are available to the public through EDGAR, within one (1) day after the filing thereof with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, unless available through Bloomberg Financial Markets (or any successor thereto) contemporaneously with the release; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

4.11    Reservation of Shares . The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 110% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares upon conversion of the entire outstanding Note (without regard to any limitations on conversions) and 110% of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all outstanding Warrant (without regard to any limitations on exercises).

4.12    Confidentiality . The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

4.13    Corporate Existence . So long as the Purchaser beneficially owns any of the Securities, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale or transfer of all or substantially all of the Company’s assets where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and the Transaction Documents and (ii) is a publicly traded company whose common stock is quoted or listed on a Principal Market.

4.14    Reissuance of Securities . The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.7 above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the 1933 Act, or (b) upon resale subject to an effective registration statement after such Securities are registered under the 1933 Act. The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and, subject to satisfaction of all requirements of such rules, to provide legal opinions or such transfer agent instructions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

4.15    Priority of Notes . Except as set forth on Schedule 4.15 hereto, for so long as the Note is outstanding, in the event that the Company or any of its Subsidiaries issues or incurs any indebtedness, it shall, or it shall cause any Subsidiary to, first enter into, and cause the lender to enter into, a Subordination Agreement, containing terms and conditions acceptable to the Purchaser.

4.16    Expenses and Other Payments . The Company shall reimburse the Purchaser for its reasonable legal fees for services rendered to the Purchaser in preparation of this Agreement and the other Transaction Documents, and expenses in connection with the Purchaser’s due diligence review of the Company and relevant matters, subject to reasonable documentation of such expenses. Amounts payable hereunder and under Section 6.10 of the Note shall be withheld by the Purchaser from the Purchase Price to be paid at Closing.

4.17    Transfer and Depositary Agent Instructions . Other than as provided below, all certificates issued for Conversion Shares or Warrant Shares shall bear the restrictive legend specified in Section 3.7. The Company warrants that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement, other than in accordance with applicable securities laws. If the Purchaser provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Purchaser provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.18 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.18, that the Purchaser shall be entitled, in addition to all other available remedies but subject to applicable securities laws, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company to issue and sell the Note and the Warrant to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

5.1    Execution . The Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

5.2    Payment . The Purchaser shall have delivered to the Company the Purchase Price (less the amounts withheld pursuant to Section 4.16) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

5.3    Representations and Warranties . The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

6.    CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of the Purchaser hereunder to purchase the Note and the Warrant from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1    Execution . The Company shall have executed each of the Transaction Documents and delivered the same to the Purchaser.

6.2    Exchange Listing . The Common Stock (x) shall be designated for quotation or listed on the Principal Market and (y) shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; and the Conversion Shares and the Warrant Shares issuable upon conversion or exercise of the Notes and the related Warrants, as the case may be, shall be listed upon the Principal Market.

6.3    Representations and Warranties . The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed by either the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

6.4    Legal Opinion . The Purchaser shall have received (a) a legal opinion, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit D attached hereto and (b) a legal opinion of Company’s local real estate counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to Purchaser.

6.5    Delivery of Securities . The Company shall have executed and delivered to the Purchaser the Note and the Warrant (in such denominations as such Buyer shall request) for the Note and the Warrant being purchased by the Purchaser at the Closing.

6.6    Board Resolutions . The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.4 above and in a form reasonably acceptable to the Purchaser (the "Resolutions").

6.7    Reservation of Shares . As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note and the exercise of the Warrant, at least the number of shares of Common Stock as set forth in Section 4.11 hereof.

6.8    Intentionally Omitted.

6.9    Good Standing Certificates . The Company shall have delivered to the Purchaser a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of the Closing Date.

6.10    Secretary’s Certificate . The Company shall have delivered to the Purchaser a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Charter, certified as of the Closing Date, by the Secretary of State of the State of Massachusetts and (C) the Bylaws, each as in effect at the Closing.

6.11    Filings . The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

6.12    Mortgage Documentation . The Company shall have delivered to the Purchaser (a) an executed copy of the Mortgage dated as of the date hereof under which the Company shall grant to Purchaser a first priority perfected mortgage lien on the real property located at 32 Hampshire Road, Salem, New Hampshire and (b) all such other documents, instruments, agreements, title commitments, title insurance policies, surveys, zoning classifications, certificates of occupancy and environmental reports, in each case related to such real property, each in form and substance reasonably acceptable to Purchaser.

6.13    Other Transaction Documents . The Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request, including, without limitation, all documents, instruments and agreements relating to the Canadian component to the transaction contemplated hereby.

7.    COVENANTS OF THE COMPANY AND THE PURCHASER REGARDING INDEMNIFICATION.

7.1    Company Indemnification . The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon the negotiation, execution or performance of this Agreement including but not limited to (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Transaction Document, or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

7.2    Purchaser's Indemnification . The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees incurred in the defense thereof) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon any breach of the representations of the Purchaser contained in Section 3 of this Agreement.

7.3    Procedures . Promptly after receipt by an indemnified party pursuant to the provisions of Section 7.1 or 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 7.1 or 7.2, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Section 7.1 or 7.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party .

8.    MISCELLANEOUS.

8.1    Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however that the Purchaser may choose to waive this provision and bring an action outside the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

8.2    Survival . The representations, warranties, indemnities, agreements, covenants and other statements of the Company made herein shall survive execution of this Agreement and delivery of the Note and Warrant for a period of two years. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

8.3    Successors and Assigns . Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time. The Purchaser may assign and/or grant participations (in whole or in part) in this Agreement and the other Transaction Documents.

8.4    Entire Agreement . This Agreement, the exhibits and schedules hereto, the other Transaction Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, including, but not limited to, the purchase and sale of the Note and Warrant and the subsequent issuance of the Conversion Shares and the Warrant Shares. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Purchaser shall not be deemed to have made any representation or warranty to the Company other than as expressly made by the Purchaser in Section 3 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Purchaser in Section 3 hereof, the Purchaser makes no representation or warranty to the Company with respect to the timing or the manner in which the Company’s Common Stock will be sold.

8.5    Severability . In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6    Amendment and Waiver .

(a)    This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b)    The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

8.7    Delays or Omissions . It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or non-compliance by another party under this Agreement or the Transaction Documents, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Note, the Warrant or the other Transaction Documents, by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.8    Notices . All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, with a copy to Stuart M. Cable, P.C., Goodwin Procter LLP facsimile number (617) 523-1231, and to the Purchaser at the address set forth on the signature page hereto for such Purchaser, with a copy in the case of the Purchaser to Scott J. Giordano, Esq., Loeb & Loeb, LLP, 345 Park Avenue, New York, NY 10154, facsimile number (212) 407-4990, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

8.9    Titles and Subtitles . The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.10    Facsimile Signatures; Counterparts . This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.11    Broker's Fees . Each party hereto represents and warrants that, except as each party may have notified the other in writing on or prior to the date hereof, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.11 being untrue.

8.12    Construction . Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

IN WITNESS WHEREOF , the parties hereto have executed this Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:	PURCHASER:
STOCKERYALE, INC.	LAURUS MASTER FUND, LTD.
By: Name: Title: Address:	By: Name: Address: c/o Ironshore Corporate Services Ltd. P.O. Box 1234 G.T., Queensgate House, South Church Street Grand Cayman, Cayman Islands

LIST OF EXHIBITS

Form of Note	Exhibit A
Form of Warrant	Exhibit B
Form of Registration Rights Agreement	Exhibit C
Form of Opinion	Exhibit D

Schedule 4.15

1.    Indebtedness owed to Merrill Lynch Business Financial Services, Inc. in a maximum amount (inclusive of principal, interest, fees, costs and expenses) not to exceed $6,600,000 in the aggregate, as the same may be renewed, extended, replaced or refinanced from time to time.

2.    Leases and purchase money security interests in specific items of equipment and the proceeds thereof.

Schedule 4.5
Use of Funds

STOCKERYALE, INC.

SECURITIES PURCHASE AGREEMENT

February 20, 2004

1. PURCHASE AND SALE OF NOTE AND WARRANT.

1.1 Purchase of Note and Warrant

1.2 The Closing Date

1.3 Form of Payment

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1 Organization, Good Standing and Qualification

2.2 Subsidiaries

2.3 Capitalization; Voting Rights.

2.4 Authorization; Binding Obligations

2.5 Liabilities

2.6 Agreements; Action

2.7 Obligations to Related Parties

2.8 Changes

2.9 Title to Properties and Assets; Liens, Etc.

2.10 Intellectual Property.

2.11 Compliance with Other Instruments

2.12 Litigation

2.13 Tax Returns and Payments

2.14 Employees

2.15 Registration Rights and Voting Rights

2.16 Compliance with Laws; Permits

2.17 Environmental and Safety Laws

2.18 Valid Offering

2.19 Full Disclosure

2.20 Insurance

2.21 SEC Reports

2.22 No Market Manipulation

2.23 Listing

2.24 No Integrated Offering

2.25 Stop Transfer

2.26 Dilution

2.27 Material Agreements

2.28 ERISA

2.29 Solvency

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

3.1 Requisite Power and Authority

3.2 Investment Representations

3.3 Purchaser Bears Economic Risk

3.4 Acquisition for Own Account

3.5 Purchaser Can Protect Its Interest

3.6 Accredited Investor

3.7 Legends.

4. COVENANTS OF THE COMPANY.

4.1 Stop-Orders

4.2 Listing

4.3 Market Regulations

4.4 Reporting Requirements

4.5 Use of Funds

4.6 Access to Facilities

4.7 Offering Restrictions

4.8 Insurance

4.9 Intellectual Property

4.10 Financial Information

4.11 Reservation of Shares

4.12 Confidentiality

4.13 Corporate Existence

4.14 Reissuance of Securities

4.15 Priority of Notes

4.16 Expenses and Other Payments

4.17 Transfer and Depositary Agent Instructions

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

5.1 Execution

5.2 Payment

5.3 Representations and Warranties

6. CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

6.1 Execution

6.2 Exchange Listing

6.3 Representations and Warranties

6.4 Legal Opinion

6.5 Delivery of Securities

6.6 Board Resolutions

6.7 Reservation of Shares

6.8 Transfer Agent Instructions

6.9 Good Standing Certificates

6.10 Secretary’s Certificate

6.11 Filings

6.12 Security Agreement

6.13 Other Transaction Documents

7. COVENANTS OF THE COMPANY AND THE PURCHASER REGARDING INDEMNIFICATION.

7.1 Company Indemnification

7.2 Purchaser's Indemnification

7.3 Procedures

.

8. MISCELLANEOUS.

8.1 Governing Law

8.2 Survival

8.3 Successors and Assigns

8.4 Entire Agreement

8.5 Severability

8.6 Amendment and Waiver.

8.7 Delays or Omissions

8.8 Notices

8.9 Titles and Subtitles

8.10 Facsimile Signatures; Counterparts

8.11 Broker's Fees

8.12 Construction